Quarterly Holdings Report
for
Fidelity Freedom® Blend Income Fund
June 30, 2022
FBF-YIN-NPRT1-0822
1.9892459.103
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.82% to 1.7% 7/28/22 to 9/29/22 (b) (Cost $99,750)	100,000	99,721

Domestic Equity Funds - 7.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	110,531	1,163,896
Fidelity Series Commodity Strategy Fund (c)	249,738	1,206,233
Fidelity Series Large Cap Growth Index Fund (c)	53,914	745,626
Fidelity Series Large Cap Stock Fund (c)	50,156	821,055
Fidelity Series Large Cap Value Index Fund (c)	116,665	1,572,647
Fidelity Series Small Cap Opportunities Fund (c)	34,354	388,200
Fidelity Series Value Discovery Fund (c)	40,149	585,372
TOTAL DOMESTIC EQUITY FUNDS (Cost $6,480,909)		6,483,029

International Equity Funds - 13.5%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	51,696	689,620
Fidelity Series Emerging Markets Fund (c)	62,640	516,154
Fidelity Series Emerging Markets Opportunities Fund (c)	285,516	4,671,034
Fidelity Series International Growth Fund (c)	103,710	1,450,899
Fidelity Series International Index Fund (c)	61,128	605,780
Fidelity Series International Small Cap Fund (c)	29,138	437,073
Fidelity Series International Value Fund (c)	149,215	1,430,975
Fidelity Series Overseas Fund (c)	138,659	1,448,985
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,777,951)		11,250,520

Bond Funds - 68.5%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	1,684,031	16,688,746
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	9,119	78,426
Fidelity Series Corporate Bond Fund (c)	698,628	6,469,292
Fidelity Series Emerging Markets Debt Fund (c)	58,724	427,513
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	16,989	141,006
Fidelity Series Floating Rate High Income Fund (c)	9,511	82,362
Fidelity Series Government Bond Index Fund (c)	996,661	9,548,012
Fidelity Series High Income Fund (c)	54,801	442,242
Fidelity Series International Developed Markets Bond Index Fund (c)	381,038	3,364,563
Fidelity Series Investment Grade Bond Fund (c)	955,832	9,825,955
Fidelity Series Investment Grade Securitized Fund (c)	744,290	6,914,454
Fidelity Series Long-Term Treasury Bond Index Fund (c)	470,590	3,134,128
Fidelity Series Real Estate Income Fund (c)	14,770	152,872
TOTAL BOND FUNDS (Cost $62,374,830)		57,269,571

Short-Term Funds - 10.1%
	Shares	Value ($)
Fidelity Cash Central Fund 1.58% (d)	89,603	89,620
Fidelity Series Government Money Market Fund 1.18% (c)(e)	1,671,982	1,671,982
Fidelity Series Short-Term Credit Fund (c)	173,774	1,671,710
Fidelity Series Treasury Bill Index Fund (c)	502,613	5,016,078
TOTAL SHORT-TERM FUNDS (Cost $8,519,371)		8,449,390

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $90,252,811)	83,552,231
NET OTHER ASSETS (LIABILITIES) - 0.0%	40,565
NET ASSETS - 100.0%	83,592,796

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	3	Sep 2022	278,490	(670)	(670)
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	5	Sep 2022	250,675	451	451

TOTAL EQUITY INDEX CONTRACTS					(219)

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	14	Sep 2022	1,659,438	(2,347)	(2,347)

TOTAL PURCHASED					(2,566)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2	Sep 2022	378,950	(3,557)	(3,557)

TOTAL FUTURES CONTRACTS					(6,123)
The notional amount of futures purchased as a percentage of Net Assets is 2.6%
The notional amount of futures sold as a percentage of Net Assets is 0.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $99,721.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 1.58%	2,602	176,227	89,209	171	-	-	89,620	0.0%
Total	2,602	176,227	89,209	171	-	-	89,620

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	14,154,543	4,261,337	1,520,527	-	(12,613)	(193,994)	16,688,746
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	87,838	717,569	716,553	-	(7,267)	(3,161)	78,426
Fidelity Series Blue Chip Growth Fund	1,238,536	369,760	83,238	-	(13,990)	(347,172)	1,163,896
Fidelity Series Canada Fund	767,722	91,834	58,836	-	(3,166)	(107,934)	689,620
Fidelity Series Commodity Strategy Fund	1,313,014	174,101	221,555	-	23,529	(82,856)	1,206,233
Fidelity Series Corporate Bond Fund	7,191,598	593,300	707,149	54,042	(49,753)	(558,704)	6,469,292
Fidelity Series Emerging Markets Debt Fund	451,509	65,580	34,255	5,737	(2,495)	(52,826)	427,513
Fidelity Series Emerging Markets Debt Local Currency Fund	149,989	14,360	11,199	-	(967)	(11,177)	141,006
Fidelity Series Emerging Markets Fund	537,999	83,689	42,154	-	(5,749)	(57,631)	516,154
Fidelity Series Emerging Markets Opportunities Fund	4,847,748	767,648	380,456	-	(95,612)	(468,294)	4,671,034
Fidelity Series Floating Rate High Income Fund	89,908	7,770	10,214	989	(232)	(4,870)	82,362
Fidelity Series Government Bond Index Fund	10,060,203	820,754	922,252	37,441	(45,139)	(365,554)	9,548,012
Fidelity Series Government Money Market Fund 1.18%	2,229,807	155,309	713,137	3,186	3	-	1,671,982
Fidelity Series High Income Fund	532,491	50,914	82,762	6,786	(5,489)	(52,912)	442,242
Fidelity Series Inflation-Protected Bond Index Fund	1,770,102	78,446	1,814,989	10,246	39,663	(73,222)	-
Fidelity Series International Developed Markets Bond Index Fund	2,800,346	980,996	247,944	1,688	(11,413)	(157,422)	3,364,563
Fidelity Series International Growth Fund	1,538,669	287,383	119,079	-	(17,115)	(238,959)	1,450,899
Fidelity Series International Index Fund	652,041	94,771	50,380	-	(4,428)	(86,224)	605,780
Fidelity Series International Small Cap Fund	485,267	69,667	36,700	-	(4,883)	(76,278)	437,073
Fidelity Series International Value Fund	1,554,286	223,806	140,004	-	(7,014)	(200,099)	1,430,975
Fidelity Series Investment Grade Bond Fund	10,581,267	864,632	999,022	67,276	(49,694)	(571,228)	9,825,955
Fidelity Series Investment Grade Securitized Fund	7,412,749	592,486	759,498	29,460	(35,599)	(295,684)	6,914,454
Fidelity Series Large Cap Growth Index Fund	780,226	201,164	52,751	4,782	(6,242)	(176,771)	745,626
Fidelity Series Large Cap Stock Fund	870,703	144,733	69,736	-	(4,908)	(119,737)	821,055
Fidelity Series Large Cap Value Index Fund	1,666,777	230,351	111,814	-	(5,984)	(206,683)	1,572,647
Fidelity Series Long-Term Treasury Bond Index Fund	3,267,960	535,918	241,325	19,566	(31,695)	(396,730)	3,134,128
Fidelity Series Overseas Fund	1,547,268	303,727	119,079	-	(14,145)	(268,786)	1,448,985
Fidelity Series Real Estate Income Fund	325,971	13,998	164,401	2,536	(6,155)	(16,541)	152,872
Fidelity Series Short-Term Credit Fund	2,234,044	159,876	695,227	7,583	(20,828)	(6,155)	1,671,710
Fidelity Series Small Cap Opportunities Fund	418,957	73,337	28,997	-	(6,471)	(68,626)	388,200
Fidelity Series Treasury Bill Index Fund	6,690,003	470,496	2,139,153	13,613	(2,004)	(3,264)	5,016,078
Fidelity Series Value Discovery Fund	616,269	77,659	52,795	-	(4,343)	(51,418)	585,372
	88,865,810	13,577,371	13,347,181	264,931	(412,198)	(5,320,912)	83,362,890

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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